Exhibit 10.2
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of June 10, 2011 (the “Agreement”) is entered into among Ancestry.com Operations Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Credit Agreement dated as of September 9, 2010 (as amended or modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendment. A new sentence is hereby added at the end of Section 8.17 of the Credit Agreement to read as follows:
Notwithstanding the foregoing prohibitions, it is understood and agreed that Holdings may Guarantee Indebtedness and other obligations of any other Loan Party so long as such Guarantee would otherwise be permitted by the terms of this Agreement and that Holdings may enter into any agreement evidencing any such Guarantee.
2. Conditions Precedent. This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent.
3. Miscellaneous.
(a) The Credit Agreement, as modified hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c) The Borrower and the Guarantors hereby represent and warrant as follows:
(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms.
(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	ANCESTRY.COM OPERATIONS INC., a Delaware corporation
	By:	/s/ Howard Hochhauser
		Name:	Howard Hochhauser
		Title:	Chief Financial Officer

HOLDINGS:	ANCESTRY.COM INC., a Delaware corporation
	By:	/s/ Howard Hochhauser
		Name:	Howard Hochhauser
		Title:	Chief Financial Officer

GUARANTORS:	TGN SERVICES, LLC, a Delaware limited liability company
	By:	/s/ Howard Hochhauser
		Name:	Howard Hochhauser
		Title:	Manager

IARCHIVES, INC., a Utah corporation
	By:	/s/ Howard Hochhauser
		Name:	Howard Hochhauser
		Title:	Chief Financial Officer

ANCESTRY.COM DNA, LLC, a Delaware limited liability company
	By:	/s/ Howard Hochhauser
		Name:	Howard Hochhauser
		Title:	Manager
ANCESTRY.COM
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Brenda H. Little
		Name:	Brenda H. Little
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer
	By:	/s/ Tasneem A Ebrahim
		Name:	Tasneem A. Ebrahim
Title: Senior Vice President

ZIONS FIRST NATIONAL BANK, as a Lender
	By:	/s/ Jim C. Stanchfield
		Name:	Jim C. Stanchfield
Title: Vice President

MORGAN STANLEY BANK, as a Lender
	By:	/s/ Sharon Bazbaz
		Name:	Sharon Bazbaz
Title: Authorized Signatory
ANCESTRY.COM
SECOND AMENDMENT TO CREDIT AGREEMENT